Exhibit 10.12
CERTAIN INFORMATION IDENTIFIED WITH [****] HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (i) NOT MATERIAL AND (ii) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Amendment #4 to WEX Merchant Acceptance Agreement

This Amendment (the “Amendment”) is entered into by and between TA Operating LLC (“Merchant”) and WEX Inc. (“WEX”) on December 6, 2021.
WEX and Merchant are each party to that certain WEX Merchant Acceptance Agreement dated effective November 7, 2016, as amended (the “Agreement”).
The Agreement is scheduled to expire December 7, 2021.
The parties desire to extend the term of the Agreement and modify certain terms thereof, in each case as set forth below.
In consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Amendments.
a.The Agreement is amended such that it will expire December 31, 2027 (and, for the avoidance of doubt, will not thereafter be renewed absent the mutual written consent of the parties to further extend the term).
b.If either the Amended and Restated Fuel and Truck Services Agreement dated February 15, 2020 between Merchant and Truckers B2B, LLC (the “B2B Agreement) or the Fuel Services Agreement between Merchant and FleetOne Factoring LLC dated on or about the date hereof (the “FleetOne Agreement”; together with the B2B Agreement, the “Fuel Purchasing Agreements”) is terminated, then (i) if such termination was a result of a default by Merchant under such agreement, WEX shall have the option to terminate this Agreement, which termination shall be effective 60 days after the date that WEX gives notice of termination to Merchant provided, however, that such notice must be given (or such termination option will be deemed to have been waived) within sixty (60) days after the effective date of the termination of the applicable Fuel Purchasing Agreement and (ii) if such termination was a result of a default by Merchant’s counterparty under the applicable Fuel Purchasing Agreement, Merchant shall have the option to terminate this Agreement, which termination shall be effective 60 days after the date that Merchant gives notice of termination to WEX provided, however, that such notice must be given (or such termination option will be deemed to have been waived) within sixty (60) days after the effective date of the termination of the applicable Fuel Purchasing Agreement.
c.Section 1.1, Paragraph H, is deleted in its entirety and replaced with the following:
“‘Distribution Sites’ means the retail locations owned and operated by MERCHANT. Sites that use Merchant’s brand names, but are independently-owned distributor, dealer or franchisee sites as of the date of this Amendment are referred to collectively as ‘Franchise Sites.’ MERCHANT may add Franchise Sites to this Agreement throughout the term, subject to the following restriction: With respect to any locations that are already WEX Card-accepting locations prior to their affiliation with MERCHANT, MERCHANT may add no more than 35 such locations per year as Franchise Sites under the Agreement. For the avoidance of doubt, this limitation does not apply to new sites opened by MERCHANT or new Franchise Sites opened by an existing Franchise Site owner or its or their affiliates. Nor does this limitation apply to newly-acquired Distribution Sites purchased or operated by MERCHANT or newly constructed Franchise Sites or sites which did not previously accept the WEX Card. WEX will extend to existing and future Franchise Sites the option to accept Cards on terms substantially similar to those in this Agreement, for the duration of this Agreement. Subject to the Franchise Sites’ execution of the appropriate agreements, WEX will price Franchise Site WEX Card transactions at the same or substantially similar pricing and fees as those that apply to WEX Card transactions at Merchant locations. All other WEX charges for all Franchise Sites—such as reporting, settlement, research, account changes, and so forth—will be priced at WEX’s standard rates or as specifically agreed between WEX and the Franchise Site(s) in question. Merchant will have no liability with respect to the Franchise Sites or WEX’s obligations thereunder. Notwithstanding the foregoing, no site will be considered a Franchise Site under this Agreement unless it also agrees to be a “Participating Site” pursuant to the terms of both the B2B Agreement and the FleetOne Agreement.”
d.The two tables set forth on Exhibit B, WEX Fees and Settlement (directly below Paragraph C) are deleted in their entirety and replaced with the following:

Transaction Type	Applicable Card Type	Transaction or Service Type	WEX Fee (per transaction unless otherwise stated)		Settlement Initiation Date from the Posting Date
			[****]	[****]
Over the Road Transaction	WEX Over-the- Road (OTR) (Fleet One OTR, EFS (formerly known as TCH), T-Chek and EFSTS) and WEX CrossRoads	Card Sale - Purchase	[****]	[****]	See Exhibit B-1.
		Card Sale – Cash Advance without Purchase	[****]	[****]
		Manual/Voice Authorization**	[****]	[****]
		MoneyCode/Check	[****]	[****]
		Settlement	[****]
Local Transaction	WEX Universal	Card Sale Purchase	[****]	[****]	See Exhibit B-1.
		Manual/Voice Authorization**	[****]	[****]
		Settlement	[****]
*Fees remain unchanged for the balance of 2021.
**The Manual/Voice Authorization fee is incremental to the Card Sale transaction fee(s), and applies when the merchant authorizes a given transaction manually or via voice authorization. This incremental fee is waived during time periods, if any, when WEX’s automated authorization system is unavailable for Card Sale processing. This fee does not apply to MoneyCode/Check transactions.

[****]
e.Exhibit B-1 of the Agreement is hereby deleted and a new Exhibit B-1 in the form attached hereto and incorporated herein by reference is hereby added in its place.
2.Continuing Effect. As amended hereby, the Agreement continues in full force and effect in accordance with its terms.
3.Counterparts. This Amendment may be executed in multiple counterparts, and by facsimile, .PDF or other electronic means, each of which will be deemed an original, and together one and the same instrument.
Intending to be legally bound, the parties have executed this Amendment effective as of the date first written above.
TA Operating LLC                    WEX Inc.
By: /s/ Lloyd B. Sanford                By: /s/ Scott R. Phillips
Name: Lloyd B. Sanford                Name: Scott R Phillips
Title: SVP Sales                    Title: President Global Fleet

Exhibit B-1
Settlement Initiation Schedule
WEX OTR
[****]